UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2012

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A

(Address of principal executive offices)
1055 West Hastings Street, Suite 2200
Vancouver, British Columbia V6E 2E9
and
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404

Registrant’s telephone number, including area code: (877) 848-3866

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

As disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission by Lions Gate Entertainment Corp. (the “Company”) on January 17, 2012 (the “Original Form 8-K”), the Company’s wholly owned subsidiaries, LGAC 1, LLC (“LGAC 1”) and LGAC 3, LLC (“LGAC 3”), completed on January 13, 2012 the acquisition of Summit Entertainment, LLC (“Summit”), pursuant to the Membership Interest Purchase Agreement entered into among Summit, the members thereof and S Representative, LLC (the “Membership Interest Purchase Agreement”).

As part of the Original Form 8-K, the Company indicated that the financial statements and pro forma financial information under Item 9.01 would be filed no later than 71 days following the date that the Form 8-K was required to be filed. This Form 8-K/A contains the required financial statements and pro forma financial information.

The description of the acquisition contained in this Item 2.01 is qualified in its entirety by reference to the full text of the Membership Interest Purchase Agreement, which was filed as Exhibit 2.1 to the Original Form 8-K, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated balance sheet of Summit as of December 31, 2011 and the related audited consolidated statements of operations, equity and cash flows for the year ended December 31, 2011 and notes thereto are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The audited consolidated balance sheets of Summit as of December 31, 2010 and 2009, and the related audited consolidated statements of operations, equity and cash flows for the years ended December 31, 2010 and 2009 and notes thereto are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

The following unaudited pro forma condensed consolidated financial information that gives effect to the acquisition of Summit is attached hereto as Exhibit 99.3 and incorporated herein by reference:

•                  Unaudited pro forma condensed consolidated balance sheet as of December 31, 2011

•                  Unaudited pro forma condensed consolidated statements of operations for the year ended March 31, 2011 and the nine months ended December 31, 2011

•                  Notes to unaudited pro forma condensed consolidated financial information

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP, Independent Auditors.
23.2	Consent of PricewaterhouseCoopers LLP, Independent Auditors.
99.1

The audited consolidated balance sheet of Summit as of December 31, 2011, and the related audited consolidated statements of operations, equity and cash flows for the year ended December 31, 2011 and notes thereto.

99.2

The audited consolidated balance sheets of Summit as of December 31, 2010 and 2009, and the related audited consolidated statements of operations, equity and cash flows for the years ended December 31, 2010 and 2009 and notes thereto.

99.3

The unaudited pro forma condensed consolidated financial information as of December 31, 2011, and for the year ended March 31, 2011 and the nine months ended December 31, 2011 that give effect to the acquisition of Summit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2012	LIONS GATE ENTERTAINMENT CORP.

/s/ James Keegan
James Keegan
Chief Financial Officer